Exhibit 99.1

Trulieve Reports First Quarter 2023 Results

Marking Progress on Cash Objectives

•	Record 4/20 results with traffic, customers served, and units sold up 10%, 11%, and 9%, respectively, year over year

•	Cost reduction initiatives deliver $24 million decrease in SG&A expenses

•	Industry leading U.S. retail network of 184 dispensaries, up 14% year over year, supported by over 4 million square feet of cultivation and processing capacity as of March 31, 2023

Tallahassee, FL – May 10, 2023 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended March 31, 2023. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.

Q1 2023 Financial and Operational Highlights*

•	Revenue of $289 million, with 95% of revenue from retail sales.

•	Achieved GAAP gross margin of 52%, with gross profit of $150 million.

•	SG&A expenses lowered by $24 million sequentially to $102 million.

•	Reported net loss of $64 million. Adjusted net loss of $21 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.

•	Generated adjusted EBITDA of $78 million*, or 27% of revenue.

•	Cash at quarter end of $195 million.

•	Opened three new dispensaries in Palatka and Winter Haven, Florida and Beckley, West Virginia.

•	Launched adult-use sales in Bristol, Connecticut.

•	First U.S. cannabis company to launch advertising campaigns on Twitter.

•	Exited the quarter with operations in 11 states, with 32% of retail locations outside of the state of Florida.

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments

•	First to launch medical sales in Georgia with two new dispensaries in Macon and Marietta.

•	Achieved record traffic, customers served, and units sold on 4/20 holiday, up 10%, 11%, and 9%, respectively, year over year.

•	Currently operate 186 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States.

Management Commentary

“Our team is laser focused on cash preservation and generation as we set the stage for the next phase of accelerated growth,” said Kim Rivers, Trulieve CEO. “Trulieve’s scale and service, operational flexibility, and strong balance sheet are essential for success in the current environment.”

Rivers continued, “With increasing adoption and expanding state level access to cannabis, the industry is well beyond the tipping point. Tremendous opportunities lie ahead for companies that can successfully adapt within evolving landscapes.”

Financial Highlights*

Results of Operations	For the Three Months Ended
(Figures in millions except per share data and % change based on these figures)	March 31, 2023	March 31, 2022	change	December 31, 2022	change
Revenue	$289	$318	(9%)	$302	(4%)
Gross Profit	$150	$180	(17%)	$150	0%
Gross Margin %	52%	57%		50%
Operating Expenses	$163	$151	8%	$156	5%
Operating Expenses %	56%	48%		52%
Net Loss**	$(64)	$(32)	—	$(77)	—
Net Loss Continuing Ops	$(66)	$(30)	—	$(76)	—
Adjusted Net Income (Loss)	$(21)	$2	—	$(35)	—
Diluted Shares Outstanding	189	187		189
EPS Continuing Ops	$(0.34)	$(0.16)	—	$(0.40)	—
Adjusted EPS	$(0.11)	$0.01	—	$(0.18)	—
Adjusted EBITDA	$78	$105	(26%)	$85	(8%)
Adjusted EBITDA Margin %	27%	33%		28%

*	See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**	Net loss and comprehensive loss attributable to common shareholders which Includes discontinued operations and excludes non-controlling interest.

Conference Call

The Company will host a conference call and live audio webcast on May 10, 2023, at 8:30 A.M. Eastern time, to discuss its first quarter 2023 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-888-317-6003    Passcode: 2035918

International: 1-412-317-6061                        Passcode: 2035918

A live audio webcast of the conference call will be available at:

https://app.webinar.net/bR5Wgq9gJLx

A powerpoint presentation and archived replay of the webcast will be available at:

https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended March 31, 2023, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on SEDAR and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.

Condensed Consolidated Balance Sheets (Unaudited)

(in millions, expect per share data)

	March 31, 2023	December 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$188.1	$212.3
Restricted cash	7.2	6.6
Accounts receivable, net	8.0	9.4
Inventories, net	297.6	297.8
Prepaid expenses and other current assets	70.7	63.6
Notes receivable - current portion	0.7	0.7
Assets associated with discontinued operations	1.9	2.5

Total current assets	574.2	593.0
Property and equipment, net	782.4	796.9
Right of use assets - operating, net	101.8	101.4
Right of use assets - finance, net	70.7	76.2
Intangible assets, net	967.4	1,012.6
Goodwill	791.5	791.5
Notes receivable, net	11.9	12.0
Other assets	15.8	14.7
Long-term assets associated with discontinued operations	0.7	0.7

TOTAL ASSETS	$3,316.4	$3,399.0

LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$92.5	$83.1
Income tax payable	35.7	49.0
Deferred revenue	5.1	9.6
Notes payable - current portion, net	9.8	12.5
Operating lease liabilities - current portion	10.4	10.4
Finance lease liabilities - current portion	8.0	8.7
Construction finance liabilities - current portion	1.3	1.2
Contingencies	25.5	34.7
Liabilities associated with discontinued operations	0.0	0.5

Total current liabilities	188.3	209.7
Long-Term Liabilities:
Notes payable, net	93.5	94.2
Private placement notes, net	543.0	541.7
Warrant liabilities	—	0.3
Operating lease liabilities	103.1	102.4
Finance lease liabilities	72.0	75.8
Construction finance liabilities	182.4	182.4
Deferred tax liabilities	216.2	224.1
Other long-term liabilities	37.2	26.2
Long-term liabilities associated with discontinued operations	14.6	14.6

TOTAL LIABILITIES	1,450.3	1,471.3

Commitments and contingencies
SHAREHOLDERS’ EQUITY
Common Stock, no par value; unlimited shares authorized. 185,987,512 issued and outstanding as of March 31, 2023 and December 31, 2022, respectively.	—	—
Additional paid-in-capital	2,049.0	2,045.0
Accumulated (deficit) earnings	(178.0)	(113.8)
Non-controlling interest	(5.0)	(3.5)

TOTAL SHAREHOLDERS’ EQUITY	1,866.1	1,927.7

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,316.4	$3,399.0

Trulieve Cannabis Corp.

Condensed Consolidated Statements of Operations and

Comprehensive (Loss) Income (Unaudited)

(in millions, except per share data)

	Three Months Ended
	March 31, 2023	March 31, 2022
Revenue, net of discounts	$289.1	$317.7
Cost of goods sold	139.2	137.3

Gross profit	149.9	180.5
Expenses:
Sales and marketing	62.3	72.8
General and administrative	39.4	33.5
Depreciation and amortization	30.4	28.4
Impairments and disposals of long-lived assets, net	31.0	16.5

Total expenses	163.1	151.3

(Loss) income from operations	(13.1)	29.2
Other (expense) income:
Interest expense	(22.7)	(17.9)
Change in fair value of derivative liabilities - warrants	0.3	0.8
Other income, net	4.9	0.9

Total other expense	(17.6)	(16.2)
(Loss) income before provision for income taxes	(30.7)	13.0
Provision for income taxes	35.0	43.1
Net loss from continuing operations and comprehensive loss	(65.7)	(30.1)
Net (income) loss from discontinued operations, net of tax benefit of $8, and $809, respectively	(0.0)	2.4

Net loss	(65.6)	(32.5)

Less: Net loss and comprehensive loss attributable to non-controlling interest from continuing operations	(1.5)	(0.5)

Net loss and comprehensive loss attributable to common shareholders	$(64.1)	$(32.0)

Net loss per share - Continuing operations:
Basic and diluted	$(0.34)	$(0.16)
Net income (loss) per share - Discontinued operations:
Basic and diluted	$0.00	$(0.01)
Weighted average number of common shares used in computing net loss per share:
Basic	188.9	187.1

Diluted	188.9	187.1

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted EBITDA, adjusted net income (loss), and adjusted net income (loss) per diluted share. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP Adjusted EBITDA

The following table presents a reconciliation of GAAP net loss to non-GAAP Adjusted EBITDA, for each of the periods presented:

	For the Three Months Ended
(Amounts expressed in millions of United States dollars)	March 31, 2023	March 31, 2022	December 31, 2022
Net Loss GAAP	$(64.1)	$(32.0)	$(77.0)
Add (Deduct) Impact of:
Interest Expense	$22.7	$17.9	$23.0
Provision For Income Taxes	$35.0	$43.1	$45.1
Depreciation and Amortization	$30.4	$28.4	$30.7
Depreciation in COGS	$13.6	$10.7	$13.4
EBITDA	$37.5	$68.1	$35.2
Impairments and Disposals of Long-lived Assets, Net	$31.0	$16.5	$(0.6)
Results of Discontinued Operations	$(0.0)	$2.4	$5.2
Acquisition and Transaction Costs	$—	$3.3	$7.5
Integration and Transition Costs	$1.9	$5.3	$4.0
Other Non-Recurring Costs	$—	$6.2	$16.3
Share-Based Compensation	$2.4	$4.6	$3.6
Legislative Campaign Contributions	$10.5	$—	$10.0
Inventory Step Up Fair Value	$—	$0.4	$—
Covid Related Expenses	$—	$0.4	$—
Other (Income) Expense, net	$(4.9)	$(0.9)	$1.6
Fair Value of Derivative Liabilities—Warrants	$(0.3)	$(0.8)	$(0.0)
Results of Entities Not Legally Controlled	$—	$0.0	$1.9
Adjusted EBITDA Non-GAAP	$78.2	$105.4	$84.7

Reconciliation of Non-GAAP Adjusted Net Income

The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted net income, for each of the periods presented:

	For the Three Months Ended
(Amounts expressed in millions of United States dollars)	March 31, 2023	March 31, 2022	December 31, 2022
Net Loss GAAP	$(64.1)	$(32.0)	$(77.0)
Add (Deduct) Impact of:
Fair Value of Derivative Liabilities - Warrants	$(0.3)	$(0.8)	$(0.0)
Inventory Step Up Fair Value	$—	$0.4	$—
Transaction, Acquisition, and Integration Costs	$1.9	$14.8	$27.8
Legislative Campaign Contributions	$10.5	$—	$10.0
Covid Related Expenses	$—	$0.4	$—
Impairments and Disposals of Long-lived Assets, Net	$31.0	$16.5	$(0.6)
Results of Discontinued Operations	$(0.0)	$2.4	$5.2
Adjusted Net (Loss) Income Non-GAAP	$(21.0)	$1.6	$(34.7)

Reconciliation of Non-GAAP Adjusted Earnings Per Share

The following table presents a reconciliation of GAAP loss per share to non-GAAP adjusted earnings per share, for each of the periods presented:

	For the Three Months Ended
(Amounts expressed are per share)	March 31, 2023	March 31, 2022	December 31, 2022
Loss Per Share GAAP	$(0.34)	$(0.17)	$(0.41)
Add (Deduct) Impact of:
Fair Value of Derivative Liabilities—Warrants	$(0.00)	$(0.00)	$(0.00)
Inventory Step Up Fair Value	$—	$0.00	$—
Transaction, Acquisition, and Integration Costs	$0.01	$0.08	$0.15
Legislative Campaign Contributions	$0.06	$—	$0.05
Covid Related Expenses	$—	$0.00	$—
Impairments and Disposals of Long-lived Assets, Net	$0.16	$0.09	$(0.00)
Results of Discontinued Operations	$(0.00)	$0.01	$0.03
Adjusted Earnings Per Share Non-GAAP	$(0.11)	$0.01	$(0.18)

Forward-Looking Statements

This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding cannabis regulatory reform, the Company’s success in the current economic and regulatory environment, and opportunities for the Company to adapt to the current environment. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our Form 10-Q for the quarter ended March 31, 2023 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on SEDAR at www.sedar.com. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with established hubs in the Northeast, Southeast, and Southwest, anchored by leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve

Instagram: @Trulieve_

Twitter: @Trulieve

Investor Contact

Christine Hersey, Vice President of Investor Relations

+1 (424) 202-0210

Christine.Hersey@Trulieve.com

Media Contact

Nicole Yelland, Executive Director of Corporate Communications

+1 (248) 219-9234

Nicole.Yelland@Trulieve.com